UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2007
SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On May 3, 2007, Silicon Image, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2007, a copy of which was attached as an exhibit to a Current Report on Form 8-K of the Registrant filed on May 3, 2007 immediately preceding the Conference Call referenced below. On May 3, 2007, the Registrant also presented its financial results for the quarter ended March 31, 2007 in a conference call with investors and analysts (the “Conference Call”). The Conference Call was pre-announced and was available to the public through live teleconference and webcast. In addition, a replay of the web cast of the Conference Call will be available on the Registrant’s website until midnight Pacific Time, May 18, 2007. During the Conference Call, the Registrant made use of a slide presentation, a copy of which is attached hereto as Exhibit 99.01. The slide presentation is available on the Registrant’s website.
          The information contained in this Item 2.02 and Exhibit 99.01 hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this Item 2.02 and Exhibit 99.01 hereto shall not be incorporated by reference into any filing of the Registrant with the Securities and Exchange Commission (SEC), whether made before or after the date hereof, regardless of any general incorporation language in such filings.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Exhibit Title

99.01	Slide presentation used by Registrant in connection with conference call presenting its financial results for the quarter ended March 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Slide presentation used by Registrant in connection with conference call presenting its financial results for the quarter ended March 31, 2007.